                                                                                                             EXHIBIT 31.1

                                                          CERTIFICATION

I, Carl J. Chaney, certify that:

     1.       I have reviewed this Annual Report on Form 10-K of Hancock Holding Company;

     2.       Based on my  knowledge,  this  report  does not  contain  any untrue  statement  of a  material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

     3.       Based on my  knowledge,  the financial  statements,  and other  financial  information  included in this report, fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

     4.       The registrant's  other certifying  officer and I are responsible for establishing and maintaining  disclosure controls and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control over  financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

              (b) Designed  such internal  control over  financial  reporting,  or caused such  internal  control over  financial reporting to be designed  under our  supervision,  to provide  reasonable  assurance  regarding the  reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

              (d)  Disclosed  in this report any change in the  registrant's  internal  control  over  financial  reporting  that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.       The  registrant's  other  certifying  officer  and I have  disclosed,  based on our most recent  evaluation  of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

              (a) All  significant  deficiencies  and material  weaknesses  in the design or  operation of internal  control over financial  reporting which are reasonably likely to adversely affect the registrant's  ability to record,  process, summarize and report financial information; and

              (b) Any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

  February 23, 2007                          By:  /s/ Carl J. Chaney
----------------------                           -------------------------------------
          Date                                    Carl J. Chaney
                                                  Chief Executive Officer &
                                                  Chief Financial Officer

                                                                                                            EXHIBIT 31.1

                                                          CERTIFICATION

I, John M. Hairston, certify that:

     1.       I have reviewed this Annual Report on Form 10-K of Hancock Holding Company;

     2.       Based on my  knowledge,  this  report  does not  contain  any untrue  statement  of a  material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

     3.       Based on my  knowledge,  the financial  statements,  and other  financial  information  included in this report, fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

     4.       The registrant's  other certifying  officer and I are responsible for establishing and maintaining  disclosure controls and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control over  financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

              (b) Designed  such internal  control over  financial  reporting,  or caused such  internal  control over  financial reporting to be designed  under our  supervision,  to provide  reasonable  assurance  regarding the  reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

              (d)  Disclosed  in this report any change in the  registrant's  internal  control  over  financial  reporting  that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.       The  registrant's  other  certifying  officer  and I have  disclosed,  based on our most recent  evaluation  of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

              (a) All  significant  deficiencies  and material  weaknesses  in the design or  operation of internal  control over financial  reporting which are reasonably likely to adversely affect the registrant's  ability to record,  process, summarize and report financial information; and

              (b) Any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

  February 23, 2007                          By:  /s/ John M. Hairston
----------------------                           ------------------------------------
          Date                                    John M. Hairston
                                                  Chief Executive Officer &
                                                  Chief Operating Officer

                                                                                                             EXHIBIT 31.2

                                                          CERTIFICATION

I, Carl J. Chaney, certify that:

     1.       I have reviewed this Annual Report on Form 10-K of Hancock Holding Company;

     2.       Based on my  knowledge,  this  report  does not  contain  any untrue  statement  of a  material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

     3.       Based on my  knowledge,  the financial  statements,  and other  financial  information  included in this report, fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

     4.       The registrant's  other certifying  officer and I are responsible for establishing and maintaining  disclosure controls and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control over  financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

              (b) Designed  such internal  control over  financial  reporting,  or caused such  internal  control over  financial reporting to be designed  under our  supervision,  to provide  reasonable  assurance  regarding the  reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

              (d)  Disclosed  in this report any change in the  registrant's  internal  control  over  financial  reporting  that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.       The  registrant's  other  certifying  officer  and I have  disclosed,  based on our most recent  evaluation  of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

              (a) All  significant  deficiencies  and material  weaknesses  in the design or  operation of internal  control over financial  reporting which are reasonably likely to adversely affect the registrant's  ability to record,  process, summarize and report financial information; and

              (b) Any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

  February 23, 2007                          By:  /s/ Carl J. Chaney
----------------------                           -------------------------------------
          Date                                    Carl J. Chaney
                                                  Chief Executive Officer &
                                                  Chief Financial Officer